                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                      AND
                  WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                         EXIDE ELECTRONICS GROUP, INC.

                       Pursuant to the Offer to Purchase
                             Dated October 20, 1997
                                       by
                          BTR ACQUISITION CORPORATION
                     An Indirect Wholly Owned Subsidiary of
                                    BTR PLC

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, NOVEMBER 17, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

         BY MAIL:                   BY HAND:            BY OVERNIGHT COURIER:
  ChaseMellon Shareholder   ChaseMellon Shareholder    ChaseMellon Shareholder
     Services, L.L.C.           Services, L.L.C.          Services, L.L.C.
   Post Office Box 3301    120 Broadway - 13th Floor     85 Challenger Road
South Hackensack, NJ 07606     New York, NY 10271      Mail Drop Reorg. Dept.
   Attn: Reorganization       Attn: Reorganization    Ridgefield Park, NJ 07660
        Department                 Department
                    Facsimile Transmission: (201) 329-8936
                      Confirmation of Fax: (201) 296-4860

--------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED

   NAME(S) AND ADDRESS(ES) OF
      REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK,
  EXACTLY AS NAME(S) APPEAR ON                SHARE CERTIFICATE(S)
 SHARE CERTIFICATE(S) TENDERED       (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------  ----------------------------------------------
                                    SHARE        TOTAL NUMBER OF       NUMBER
                                 CERTIFICATE  SHARES REPRESENTED BY  OF SHARES
                                 NUMBER(S)*   SHARE CERTIFICATE(S)*  TENDERED**
                                 -----------  ---------------------  ----------

                                 ______________________________________________

                                 ______________________________________________

                                 ______________________________________________

                                 ______________________________________________

                                 TOTAL
                                 SHARES:
--------------------------------------------------------------------------------

/ / Check here if tendering Warrants.

 * Need not be completed by shareholders delivering Shares by book-entry transfer or in accordance with DTC's ATOP procedures for transfers

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Depositary Trust Company ('DTC'), or the Philadelphia Depository Trust Company ('PDTC') (each a 'Book-Entry Transfer Facility' and collectively, the 'Book-Entry
Transfer Facilities') pursuant to the book-entry transfer procedure described in Section 2 of the Offer to Purchase (as defined below). Holders who are participants ('Participants') in the book-entry facility system of DTC may execute their tender through the Automated Tender Offer Program of DTC as set forth in Section 2 of the Offer to Purchase.

     Shareholders whose certificates evidencing Shares (the 'Share Certificates') are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Check Box of Applicable Book-Entry Transfer Facility:
     (CHECK ONE)
     / /  The Depository Trust Company
     / /  Philadelphia Depository Trust Company

     Account Number: _________________  Transaction Code Number:________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s): __________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Institution which Guaranteed Delivery: ____________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to BTR Acquisition Corporation, a Delaware corporation (the 'Purchaser') and an indirect wholly owned subsidiary of BTR plc, an English public limited company ('Parent'), the above-described shares of common stock, par value $.01 per share (the 'Common Stock'), and the warrants to purchase shares of Common Stock at $13.475 per share of Common Stock (the 'Warrants') of Exide Electronics Group, Inc., a Delaware corporation (the 'Company'), pursuant to Purchaser's offer to purchase all outstanding Shares, at $29.00 per share of Common Stock and $15.525 per Warrant to purchase one share of Common Stock, in each case net to the seller in cash, without interest thereon (the 'Offer Price'), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 20, 1997 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the 'Offer'). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer. Unless the context indicates otherwise, as used herein, Shares shall mean shares of Common Stock and the Warrants, and shareholders shall mean holders of Shares. Unless the context indicates otherwise, all references to shares of Common Stock shall include the associated Rights issued pursuant to the Rights Agreement, dated as of November 25, 1992, as amended (the 'Rights Agreement'), between the Company and First Union National Bank of North Carolina, as Rights Agent.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after October 16, 1997 (collectively, 'Distributions'), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints John B. Saunders and David J. Stevens of Parent as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser named above will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein in the box entitled 'Special Payment Instructions,' please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under 'Description of Shares Tendered.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under 'Description of Shares Tendered.' In the event that the boxes entitled 'Special Payment Instructions' and 'Special Delivery Instructions' are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

              Issue: / / Check       / / Share Certificate(s) to:

Name ___________________________________________________________________________
                                      (Print)
Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9) on reverse side

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under 'Description of Shares Tendered.'

Mail: / / Check       / / Share Certificate(s) to:

Name ___________________________________________________________________________
                                      (Print)

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
          (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X ______________________________________________________________________________

X ______________________________________________________________________________
                         Signature(s) of Shareholder(s)

Dated: ___________________________, 1997

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 hereof.)

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                                   (Zip Code)

Area Code and Telephone No.: ___________________________________________________

Tax Identification or Social Security No.: _____________________________________
                                           (Substitute Form W-9 included herein)

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 HEREOF)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                 PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an 'Eligible Institution'), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder has (have) completed neither the box entitled 'Special Payment Instructions' nor the box entitled 'Special Delivery Instructions' on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith, if Shares are to be delivered by book-entry transfers pursuant to the procedure set forth in Section 2 of the Offer to Purchase, or if Shares are to be delivered through DTC's Automated Tender Offer Program. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message in connection with a book-entry transfer or tender pursuant to ATOP procedures, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure describe in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. ('NYSE') trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 2 of the Offer to Purchase.


     Participants in DTC may tender their Shares in accordance with DTC's Automated Tender Offer Program ('ATOP'), to the extent it is available to such participants for the Shares they wish to tender. A shareholder tendering through the ATOP must expressly acknowledge that the shareholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

     If the tender is not made through ATOP, Share Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date to be effective.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under 'Description of Shares Tendered' is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the

Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled 'Special Delivery Instructions' on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity for the registered holder, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled 'Description of Shares Tendered' on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

     8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ('TIN') on the Substitute Form W-9 which is provided under 'Important Tax Information' below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to back-up withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If 'Applied For' is written in
Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payor) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.


     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write 'Applied For' in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

            ALL TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING:
            PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                              SUBSTITUTE FORM W-9
                          DEPARTMENT OF THE TREASURY
                           INTERNAL REVENUE SERVICE
          PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ('TIN')

PART I--Taxpayer Identification Number--For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payor.

PART II--For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

PART III--Social Security Number or Employee ID Number _________________________ (If awaiting TIN write 'Applied For')

CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

Signature _________________________________________________ Date _______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                           MACKENZIE PARTNERS, INC.
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                        WASSERSTEIN PERELLA & CO., INC.
                              31 West 52nd Street
                           New York, New York 10019
                         (212) 969-2700 (Call Collect)

                                October 20, 1997